Exhibit 99.1

Exhibit 99.1

Confidential

Update on

Rayaldee Capsules

June 18, 2015

Cautionary Statement

This presentation contains “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,”

“potential” and other words of similar meaning, including statements regarding our estimated revenues and financial projections, our ability to achieve high levels of growth, the potential for our products under development, the potential of the 4Kscore™ to reduce prostate biopsies and predict the risk of aggressive prostate cancer, our ability to develop, test and launch new products, the expected timing of the clinical studies and regulatory submissions relating to our products under development, the outcome of our clinical trials and validation studies and that such outcomes will support commercialization, the expected market penetration and size of the market for our products under development, including without limitation, Rolapitant™, Rayaldee™ (CTAP-101), hGH-CTP™, the 4Kscore, Factor VIIa-CTP, oxyntomodulin, and our point-of-care diagnostic products for Total-PSA, testosterone, and Vitamin D, the potential benefits of our products under development, including whether the 4Kscore will improve selection of candidates for prostate biopsy, predict the risk of distant metastases, and result in $2 to 4 billion in healthcare savings, expected per patient savings, whether MOD-6031 will provide superior long-term therapy for obesity and Type II diabetes patients, our ability to successfully commercialize our product candidates such as Rolapitant, the 4Kscore, Rayaldee (CTAP-101), hGH-CTP, Factor VIIa-CTP, and oxyntomodulin, as well as products for other markets such as urology, women’s health, cardiology, oncology, iPTH, and infectious disease, whether we will be able to develop Rayaldee (CTAP-101) for additional indications and whether Rayaldee (CTAP-101) will take significant market share in Stage 3 and 4 CKD patients with SHPT, whether Rayaldee (CTAP-101) will raise serum total 25-hydroxyvitamin D (25D) more effectively than any over-the-counter (OTC) or prescription (Rx) product currently marketed without the risk of hypercalcemia, whether we can reach more than half of the CKD population with a small sales force, our ability to establish a sales and marketing and clinical support infrastructure for Rayaldee and the timeline for doing so, the expected acceptance date of our Rayaldee NDA and PDUFA date, expectations regarding patent coverage, the expected timing for commencing, completing and obtaining results for our clinical trials and publication date for NCCN guidelines, the timing for release of trial data and seeking and obtaining FDA and European regulatory approvals as well as reimbursement coverage, and the timing of commercial launch of our product candidates, as well as other non-historical statements. These forward-looking statements are only predictions and reflect our views as of the date they were made, and we undertake no obligation to update such statements. Such statements are subject to many risks and uncertainties that could cause our activities or actual results to differ materially from the activities and results anticipated in forward-looking statements, including risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments, the success of our collaboration with Pfizer, general market factors, competitive product development, product availability, federal and state regulations and legislation, and integration issues arising from the transactions, delays associated with development of novel technologies, unexpected difficulties and delays in validating and testing product candidates, the regulatory process for new products and indications, manufacturing issues that may arise, the cost of funding lengthy research programs, the need for and availability of additional capital, the possibility of infringing a third party’s patents or other intellectual property rights, the uncertainty of obtaining patents covering our products and processes and in successfully enforcing them against third parties, and the possibility of litigation, among other factors, including all of the risks identified under the heading Risk Factors in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

2

Rayaldee – Initial Indication Requested in New Drug Application

“Prevention and treatment of secondary hyperparathyroidism (SHPT) in patients with stage 3 or 4 chronic kidney disease

(CKD) and vitamin D insufficiency”

Significance: First drug to target this important indication

What is Vitamin D Insufficiency?

25 hydroxy- 1,25 dihydroxy- Vitamin D Liver Enzyme Kidney Enzyme vitamin D vitamin D

Limited and unreliable efficacy

Ergocalciferol

Cholecalciferol

Vitamin D insufficiency is serum 25-hydroxyvitamin D3 below 30 ng/mL

Diseases Associated with Vitamin D Insufficiency

CKD

SHPT Cystic Fibrosis

Bone Diseases

Autism

Skeletal-related Vitamin D

Events (SRE’s)

Insufficiency

Obesity

Infection

Diabetes

Psoriasis Critical Illness

Cancer

SHPT = Secondary Hyperparathyroidism

Vitamin D Insufficiency: Increases Mortality in CKD

1.0 Time to dialysis 25D?15 ng/ml

0.75 25D?15 ng/ml 25D<15 ng/ml

0.75 0.50 0.00

Survival probability

0

12

24

36

48

60

Time (months)

1.00

Time to dealth

0.75

25D?15 ng/ml

0.50

25D<15 ng/ml

0.00

0

12

24

36

48

60

Time (months)

Ravani et al Kidney Int 2008 6

Market Opportunity: Chronic Kidney Disease (US)

The CKD patient population is large and growing as a result of:

– Obesity

– Hypertension

– Diabetes

% of CKD Patients with

Stag Vitamin D SHPT Hyperphosphatemia Kidney Function CKD Prevalence e Insufficiency (?25D) (? PTH) (? Phosphorus)

Moderate

3 18.7 Million* 71% 40% 37% impairment Severe

4 1.4 Million* 83% 82% 50% impairment

5 Failure 0.5 Million* 97% 95% 70%

*US Renal Data Service 2013 Annual Data Report

Sources: Levin, A et al., Kidney International 2007; 71: pp.31-38; Gonzalez, E et al. Am J Nephrol 2004;24:503-510; LaClair, R et al. Am J Kidney Dis 2005;45:1026-1033; Tentori, F et al., Clin J Am Soc Nephrol 2015; 10:98-109

Comparison of Vitamin D Therapies for Stage 3-4 CKD

		Effect on Blood Levels of:			
Drug	Active	Type	25D**	Ca	iPTH
Rayaldee	Calcifediol (25-hydroxyvitamin D_3)	Rx	↑	—	↓
Vitamin D	Cholecalciferol/Ergocalciferol (vitamin D_3/vitamin D_2)	OTC	↑	—	↓
Drisdol™*	Ergocalciferol (vitamin D_2)	Rx	↑	—	↓
Rocaltrol™*	Calcitriol (1α,25-dihydroxyvitamin D_3)	Rx	↓	↑	↓
Hectorol™*	Doxercalciferol (1α-hydroxyvitamin D_2)	Rx	↓	↑	↓
Zemplar™*	Paricalcitol (19-nor-1α,25-dihydroxyvitamin D_2)	Rx	↓	↑	↓

OPKO HEALTH Renal Division

*And generics
**25-hydroxyvitamin D

8

Rayaldee—Commercial Opportunity

Stage 3 & 4 CKD Treatment for SHPT

Vitamin D Hormone 14-25%

Untreated Safety concerns; 31-47% exacerbates vitamin D insufficiency

Nutritional Vitamin D

39-44%

Efficacy Concerns

Rayaldee is expected to take significant market share in Stage 3 and 4 CKD patients suffering from SHPT – a potential $12 billion revenue opportunity

Source: BioTrends Research Group, Inc. December 2013

Rayaldee: Phase 3, NDA and US Launch Timelines

2012 2013 2014 2015 2016

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Top-line SPA CL-3001 trial Data

Top-line CL-3002 trial Data

Open Label Extension study NDA Approval NDA

Submission

NDA Safety Filing Update

US Launch

Rayaldee: Phase 3, NDA and US Launch Timelines

2012 2013 2014

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

Data

Top-line CL-3002 trial Data Ope (OLE)

Rayaldee Top-Line Phase 3 Data: Plasma iPTH

Change from Baseline (%)

30

20

10

0

10

20

30

40

0

4

8

12

16

20

24

28

32

36

40

44

48

52

Weeks

Stage 3 placebo

Stage 4 plaebo

Stage 3 Active

Stage 4 Active

Rayaldee Top-Line Phase 3 Data: Serum 25D

85

75

65

55

45

35

25

15

0

1

2

4

6

8

10

12

14

16

18

20

22

24

26

Meen Conc(ngml)

Rayaldee Top-Line Phase 3 Data: Serum Ca & P

Placebo Placebo to Modified-Release Calcifediol Modified-Release Calcifediol Modified-Release Calcifediol Continuation

10.0 Placebo-Controlled Extension *

* * *

SE) *

± 9.0

Mean Serum Calcium

8.0

(mg/dL; 7.0

6.0

5.0

Serum Phosphorus

Calcium/Phosphorus 4.0 * * Serum

3.0

0 4 8 12 16 20 24 28 32 36 40 44 48 52

Time (Weeks)

* Significantly different from placebo, p < 0.05

14

Rayaldee – Key Steps to Commercialization

NDA filing (accepted for full FDA review) in late July

Marketing & sales management team to be hired in late 2015

Sales representatives and clinical support specialists to be hired pre-launch

PDUFA date: late May 2016

Launch expected within 3 months of PDUFA date

Initial line extension plans:

Additional phase 3 clinical trial(s) planned in stage 5 CKD

Phase 1 clinical trial ongoing for new oncology indication

Other indications being evaluated

OPKO Pharmaceuticals–Advanced, Deep Pipeline

Product Indication Preclinical Phase 1 Phase 2 Phase 3 Milestone Market Size

Rayaldee™ SHPT NDA submitted

$12.0 BN

(CTAP101) (CKD Stage 3-4 Patients) May 2015

hGH-CTP hGH deficiency $3.0 BN

Collaboration with Pfizer

Alpharen™ Hyperphosphatemia

$1.2 BN

(Fermagate) (CKD Stage 5 Patients)

PDUFA date

Rolapitant CINV September 5, $1.5 BN

Outlicensed to TESARO

2015

Hepatitis B

Sci-B-Vac™ $0.2BN

(CKD Stage 5 Patients)

Mild to moderate SHPT

CTAP201 $1.1 BN

(CKD Stage 5 Patients)

Phase 2a trial

Factor VIIa-CTP Hemophilia will commence $1.7 BN in 3Q 2015

Phase I trial

Oxyntomodulin Diabetes, Obesity targeted for $15 BN

2H 2015

AntagoNAT Cancer, CV, metabolic and

$1.0 BN

Platform orphan disease

Phase 1 trial

CYP24 Inhibitors SHPT, CKD, cancer targeted for $1.0 BN

4Q 2016

Thanks!